UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2015

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Amendment to Senior Secured Credit Facilities
On June 11, 2015, Family Tree Escrow, LLC (the “Escrow Borrower”), a wholly owned subsidiary of Dollar Tree, Inc. (the “Company”), entered into Amendment No. 1 (the “First Amendment”) to that certain credit agreement, dated as of March 9, 2015, with JPMorgan Chase Bank, N.A., as administrative agent, and certain lenders party thereto (the “Existing Credit Agreement” and, as amended by the First Amendment, the “Amended Credit Agreement”). The First Amendment provides for the incurrence of $3,300 million in aggregate principal amount of floating-rate Term B-1 Loans (the “Term B-1 Loans”) and $650 million in aggregate principal amount of fixed-rate Term B-2 Loans (the “Term B-2 Loans”). The net proceeds of the Term B-1 Loans and the Term B-2 Loans were used to refinance the existing loans made under the Term Loan B tranche of the Existing Credit Agreement, which were funded into escrow on March 9, 2015, including by converting a portion of the Term Loan B tranche into Term B-1 Loans. As a result, the total amount borrowed under the Amended Credit Agreement is unchanged from the total amount borrowed under the Existing Credit Agreement. In connection with the First Amendment, the Company paid a 1.00% repricing fee to the holders of the loans made under the Term Loan B tranche of the Existing Credit Agreement.
The Company expects to use the proceeds of the borrowings under the Amended Credit Agreement, among other things, to finance in part its pending acquisition (the “Acquisition”) of Family Dollar Stores, Inc. (“Family Dollar”).
The Term B-1 Loans and the Term B-2 Loans will mature seven years after the closing of the Acquisition. The Term B-1 Loans will bear interest at LIBOR (subject to a 0.75% floor) plus 2.75% per annum (or a base rate plus 1.75%), and the Term B-2 Loans will bear interest at a fixed rate equal to 4.25% per annum. The Term B-1 Loans will require quarterly amortization payments of 0.25% of the original principal amount thereof after the closing of the Acquisition, and the Term B-2 Loans will not require amortization payments prior to maturity. In addition, the Term B-2 Loans, unlike the Term B-1 Loans and the loans made under the Existing Credit Agreement, are not subject to mandatory prepayments out of excess cash flow.
The Term B-1 Loans will require the Company to pay a 1.00% prepayment fee if the loans thereunder are subject to certain “repricing” transactions before June 11, 2016. The Term B-2 Loans will require the Company to pay a 2.00% prepayment fee plus the present value of the remaining interest through June 10, 2016 if they are repaid in the first year after the date of the First Amendment, a 2.00% prepayment fee if they are repaid in the second year after the First Amendment, and a 1.00% prepayment fee if they are repaid in the third year after the First Amendment.
The obligations under the Term B-1 Loans and the Term B-2 Loans are secured by the same collateral and subject to the same guarantees as the loans under the Existing Credit Agreement.
The restrictive covenants and events of default in the Amended Credit Agreement are unchanged from the provisions in the Existing Credit Agreement, other than certain mechanical changes to allow for the incurrence of the Term B-1 Loans and the Term B-2 Loans.
The foregoing description of the First Amendment and the Amended Credit Agreement is not intended to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and information about Dollar Tree's current and future prospects and its operations and financial results are based on currently available information. Various risks, uncertainties and other factors could cause actual future results and financial performance to vary significantly from those anticipated in such statements. The forward looking statements contained herein include certain plans, activities or events which Dollar Tree expects will or may occur in the future and relate to, among other things, the business combination transaction involving Dollar Tree and Family Dollar, the financing thereof; and the benefits, results, effects, timing and certainty of the pending transaction between Dollar Tree and Family Dollar.

Risks and uncertainties related to the pending acquisition of Family Dollar and the financing thereof include, among others: the risk that regulatory approvals required for the pending acquisition of Family Dollar are not obtained or are not obtained on the proposed terms and schedule anticipated; the risk that the divestiture agreement with Sycamore Partners, which is subject to various conditions, does not close; the risk that the other conditions to the closing of the pending acquisition of Family Dollar are not satisfied or that the acquisition does not close; the risk that the financing required to fund the pending transactions is not obtained, or is obtained on terms other than those previously disclosed; costs and difficulties related to the integration of Family Dollar's business and operations with Dollar Tree's business and operations and the divestiture; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by the pending acquisition of Family Dollar; and the outcome of pending or potential litigation or governmental investigations. Consequently, all of the forward-looking statements made by Dollar Tree, in this and in other documents or statements are qualified by factors, risks and uncertainties, including, but not limited to, those set forth under the headings titled "A Warning About Forward-Looking Statements" and "Risk Factors" in Dollar Tree's Annual Report on Form 10-K for the fiscal year ended January 31, 2015 and Dollar Tree's Quarterly Report on Form 10-Q for the quarter ended May 2, 2015, and other reports filed by Dollar Tree with the SEC, which are available at the SEC's website http://www.sec.gov.

Please read Dollar Tree's "Risk Factors" and other cautionary statements contained in its filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Dollar Tree undertakes no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law. As a result of these risks and others, actual results could vary significantly from those anticipated herein, and Dollar Tree's financial condition and results of operations could be materially adversely affected.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Amendment No. 1, dated as of June 11, 2015, to the Credit Agreement, dated as of March 9, 2015, among Family Tree Escrow, LLC, to be merged with and into Dollar Tree, Inc., the Lenders and Issuing Banks from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Swingline Lender

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 12, 2015	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amendment No. 1, dated as of June 11, 2015, to the Credit Agreement, dated as of March 9, 2015, among Family Tree Escrow, LLC, to be merged with and into Dollar Tree, Inc., the Lenders and Issuing Banks from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Swingline Lender